MORGAN STANLEY DEAN WITTER AMERICAN                      Two World Trade Center,
Opportunities Fund                                      New York, New York 10048

Letter to the Shareholders December 31, 1999

DEAR SHAREHOLDER:

Calendar year 1999 began much as 1998 ended, with expectations for modest, below-trend global economic growth accompanied by a continued deceleration of inflation. Against this backdrop, the same growth stocks that led in 1998 (financial, retail, Internet and technology) outperformed in early 1999.

By the second quarter of the year, however, the markets appeared to recognize that the foundation for a synchronized global economic recovery was in place. Initially this realization sparked a rotation out of the domestic growth stocks that had led the market for the past two years to long-ignored economically sensitive groups such as basic cyclicals, energy services and capital goods.

As the third quarter began, it became clearer to the financial markets that the economic recovery was gaining enough traction to warrant a change in the favorable monetary policy that had graced the capital markets since 1994. During the summer, the Federal Reserve Board raised interest rates two times, pressuring the equity and bond markets downward. Industry sectors that were particularly penalized by the market correction included interest-rate-sensitive groups, consumer issues and health care. The technology sector suffered only a mild correction. Economically sensitive groups, which performed well during the second quarter, declined significantly as a result of the Federal Reserve's attempts to temper the economy's strength.

Market sentiment shifted again during the fourth quarter, as investors assumed that the Fed would tighten rates only once more in order to achieve its aim of slowing economic growth. Although the equity markets reacted positively to this change in sentiment, the market's breadth remained poor, with only the technology sector skyrocketing ahead.

PERFORMANCE

For the 12-month period ended December 31, 1999, Morgan Stanley Dean Witter American Opportunities Fund's Class B shares produced a total

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Letter to the Shareholders December 31, 1999, continued

return of 46.12 percent, compared to 21.04 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500). For the same period, the Fund's Class A, C and D shares returned 46.94 percent, 45.75 percent and 47.22 percent, respectively. (The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.) The accompanying chart compares the performance of the Fund to that of the S&P 500 Index.

PORTFOLIO STRATEGY

Throughout the first quarter of 1999, the Fund's portfolio was positioned much as it had been during the prior two years, with an emphasis on domestically oriented companies that we believed would benefit from the relative strength of the U.S. economy. Market leaders during this period included financial companies, select steady growth technology groups and consumer cyclicals.

As mentioned, the equity market underwent a major rotation during the second quarter leading to steady growth stocks falling out of favor. Groups such as health care posted declines during this period, while retailers and financials significantly underperformed the overall market. The Fund, which utilizes a top-down sector rotation discipline to select industries expected to have the strongest relative earnings based on our economic outlook, reoriented its portfolio to emphasize groups with greater global exposure. Given our more favorable outlook for worldwide growth, we overweighted the Fund in basic cyclicals, capital goods and technology stocks and reduced our commitments to consumer staples, financials and health care.

While breadth or group participation narrowed sharply during the second quarter of 1999, the market posted overall positive returns for the period. However, this was not the case in the third quarter, which ended the period down and resulted in a further narrowing in market breadth. The market reacted negatively to the Federal Reserve's shift toward a series of rate hikes in its attempt to slow the rate of economic growth. Within this context, the Fund reduced its exposure to sectors with less economic sensitivity. The proceeds were not redeployed until the market had stabilized later in the quarter. This strategy benefited the Fund's relative performance during this period of high market volatility.

With investors believing that the Federal Reserve would remain on the sidelines until after the new year, the market rebounded sharply in the fourth quarter, but within a narrow range. Technology groups - particularly those related to the new economy - far outperformed the broader market. One reason for this lopsided rebound was the unusual nature of the global economic recovery, which has yet to accelerate business for the basic cyclical and capital goods companies that have traditionally benefited during the

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Letter to the Shareholders December 31, 1999, continued

early stages of a recovery. Instead, demand has focused on technology products, particularly companies that sell goods that serve e-commerce and expanding bandwidth needs. During the fourth quarter, the Fund's performance benefited from its increased exposure to these companies.

LOOKING AHEAD

We believe the global economic recovery will continue into the next year. However, the early part of 2000 could see some concerns related to excess inventories that may have been built up for Y2K-related reasons. Continued strength in the U.S. economy could lead the Federal Reserve to raise interest rates further. Rising rates could pressure valuations in the first half of 2000. By the second half of the year, interest rates should subside and economic growth decelerate to more sustainable levels, positioning the markets for a nice rebound.

We appreciate your ongoing support of Morgan Stanley Dean Witter American Opportunities Fund and look forward to continuing to serve your future investment needs.


Very truly yours,


/s/ CHARLES A. FIUMEFREDDO              /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                  MITCHELL M. MERIN
Chairman of the Board                   President

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Fund Performance December 31, 1999


GROWTH OF $10,000 CLASS B
($ in Thousands)

      Date              Total            S&P 500
December 31, 1989     $10,000           $10,000
December 31, 1990      $9,910            $9,691
December 31, 1991     $15,485           $12,637
December 31, 1992     $16,079           $13,599
December 31, 1993     $19,087           $14,968
December 31, 1994     $17,799           $15,165
December 31, 1995     $25,310           $20,858
December 31, 1996     $27,976           $25,645
December 31, 1997     $36,801           $34,199
December 31, 1998     $48,236           $43,971
December 31, 1999     $70,482(3)        $53,222


         -- Fund   -- S&P 500(4)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                     CLASS B SHARES*
----------------------------------------------------------
PERIOD ENDED 12/31/99
-----------------------
1 Year                        46.12%(1)        41.12%(2)
5 Years                       31.69%(1)        31.55%(2)
10 Years                      21.56%(1)        21.56%(2)


                     CLASS C SHARES++
--------------------------------------------------------------
PERIOD ENDED 12/31/99
---------------------
1 Year                        45.75%(1)        44.75%(2)
Since Inception (7/28/97)     34.35%(1)        34.35%(2)


                     CLASS A SHARES+
--------------------------------------------------------------
PERIOD ENDED 12/31/99
---------------------
1 Year                        46.94%(1)        39.23%(2)
Since Inception (7/28/97)     35.39%(1)        32.42%(2)


                     CLASS D SHARES#
--------------------------------------------------------------
PERIOD ENDED 12/31/99
---------------------
1 Year                        47.22%(1)
Since Inception (7/28/97)     35.71%(1)


---------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on December 31, 1999.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum front-end sales charge for Class A is 5.25%.
++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
 #   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Portfolio of Investments December 31, 1999


   NUMBER OF
     SHARES                                                         VALUE
-----------------                                             ---------------
                    COMMON STOCKS (90.4%)
                    Advertising (2.5%)
  300,000           DoubleClick Inc.* .....................   $   75,918,750
  705,000           Interpublic Group of
                      Companies, Inc. .....................       40,669,687
1,030,000           Omnicom Group, Inc. ...................      103,000,000
2,695,500           WPP Group, PLC (United
                      Kingdom) ............................       42,684,057
  275,000           Young & Rubicam, Inc. .................       19,456,250
                                                              --------------
                                                                 281,728,744
                                                              --------------
                    Air Freight/Delivery Services (0.1%)
   71,200           United Parcel Service, Inc. ...........        4,912,800
                                                              --------------
                    Alcoholic Beverages (1.3%)
  774,200           Anheuser-Busch Companies, Inc..........       54,871,425
   30,000           Coors (Adolph) Co. (Class B) ..........        1,575,000
  208,260           LVMH-Moet Hennessy Louis
                      Vuitton (France) ....................       93,150,379
                                                              --------------
                                                                 149,596,804
                                                              --------------
                    Aluminum (1.8%)
1,400,000           Alcan Aluminium, Ltd. (Canada) ........       57,662,500
1,500,000           Alcoa, Inc. ...........................      124,500,000
  186,000           Reynolds Metals Co. ...................       14,252,250
                                                              --------------
                                                                 196,414,750
                                                              --------------
                    Biotechnology (2.3%)
1,870,000           Amgen Inc.* ...........................      112,200,000
  125,000           COR Therapeutics, Inc.* ...............        3,359,375
  600,800           Genentech, Inc.* ......................       80,807,600
   80,000           Human Genome Sciences, Inc.* ..........       12,200,000
  260,000           MedImmune, Inc.* ......................       43,095,000
                                                              --------------
                                                                 251,661,975
                                                              --------------
                    Broadcasting (3.4%)
1,805,000           CBS Corp.* ............................      115,407,187
1,283,000           Clear Channel Communications,
                      Inc.* ...............................      114,507,750
  300,000           Hispanic Broadcasting Corp.* ..........       27,600,000
1,043,375           Infinity Broadcasting Corp.
                      (Series A)* .........................       37,757,133
  160,000           Univision Communications, Inc.
                      (Class A)* ..........................       16,350,000
1,015,000           USA Networks, Inc.* ...................       56,015,312
                                                              --------------
                                                                 367,637,382
                                                              --------------
                    Building Materials/DIY Chains (1.2%)
1,710,000           Home Depot, Inc. (The) ................      117,241,875
  389,000           Lowe's Companies, Inc. ................       23,242,750
                                                              --------------
                                                                 140,484,625
                                                              --------------

   NUMBER OF
     SHARES                                                         VALUE
-----------------                                             ---------------

                    Cable Television (4.2%)
1,705,800           AT&T Corp. - Liberty Media
                      Group (Class A)* ....................   $   96,804,150
   81,500           Canal Plus (France) ...................       11,845,055
2,752,000           Comcast Corp.
                      (Class A Special)* ..................      138,976,000
2,167,200           Cox Communications, Inc.
                      (Class A)* ..........................      111,610,800
1,165,000           EchoStar Communications Corp.
                      (Class A)* ..........................      113,296,250
   10,400           Sogecable, S.A. (Spain)* ..............          663,184
                                                              --------------
                                                                 473,195,439
                                                              --------------
                    Casino/Gambling (0.0%)
   52,000           MGM Grand, Inc. .......................        2,616,250
                                                              --------------
                    Cellular Telephone (3.8%)
   50,000           Crown Castle International Corp.*......        1,600,000
  980,000           Nextel Communications, Inc.
                      (Class A)* ..........................      101,001,250
1,100,000           Sprint Corp. (PCS Group)* .............      112,750,000
  630,000           Vodafone AirTouch PLC (ADR)
                      (United Kingdom)* ...................       31,185,000
5,020,735           Vodafone AirTouch PLC (United
                      Kingdom) ............................       24,860,463
  935,000           Voicestream Wireless Corp.* ...........      132,653,125
  315,000           Western Wireless Corp.
                      (Class A)* ..........................       20,986,875
                                                              --------------
                                                                 425,036,713
                                                              --------------
                    Clothing/Shoe/Accessory Stores (0.5%)
1,134,200           Gap, Inc. (The) .......................       52,173,200
                                                              --------------
                    Computer Communications (2.3%)
   85,000           Brocade Communications
                      Systems, Inc.* ......................       14,938,750
   80,000           CacheFlow Inc.* .......................       10,455,000
1,101,000           Cisco Systems, Inc.* ..................      117,875,812
   92,910           Cobalt Networks, Inc.* ................        9,941,370
  294,440           Emulex Corp.* .........................       33,253,317
  126,600           Juniper Networks, Inc.* ...............       42,949,050
  195,000           Redback Networks, Inc.* ...............       34,454,062
                                                              --------------
                                                                 263,867,361
                                                              --------------
                    Computer Software (9.2%)
  323,050           Check Point Software
                      Technologies Ltd. (Israel)* .........       64,165,806
  200,000           Citrix Systems, Inc.* .................       24,587,500
  200,000           E.piphany, Inc.* ......................       44,500,000
    4,300           Great Plains Software, Inc.* ..........          321,425
  188,900           i2 Technologies, Inc.* ................       36,764,662
  488,500           Intuit Inc.* ..........................       29,248,937


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Portfolio of Investments December 31, 1999, continued

   NUMBER OF
     SHARES                                                         VALUE
-----------------                                             ---------------
  296,000           Legato Systems, Inc.* ................   $   20,350,000
  550,000           Macromedia, Inc.* ....................       40,218,750
  140,000           Mercury Interactive Corp.* ...........       15,111,250
1,440,000           Microsoft Corp.* .....................      168,030,000
   30,000           Novell, Inc.* ........................        1,196,250
   30,700           OpenTV Corp.* ........................        2,463,675
2,395,000           Oracle Corp.* ........................      268,240,000
1,596,400           Parametric Technology Corp.* .........       43,102,800
  430,000           Rational Software Corp.* .............       21,123,750
    5,200           Red Hat, Inc.* .......................        1,097,525
  539,500           Sapient Corp.* .......................       76,002,062
  300,000           TSI International Software Ltd.*......       16,950,000
1,114,715           Veritas Software Corp.* ..............      159,473,915
                                                             --------------
                                                              1,032,948,307
                                                             --------------
                    Construction/Agricultural
                      Equipment/Trucks (0.0%)
   20,000           Astec Industries, Inc.* ..............          376,250
                                                             --------------
                    Consumer Electronics/ Appliances (1.3%)
  507,500           Sony Corp. (Japan) ...................      150,432,890
                                                             --------------
                    Contract Drilling (1.6%)
1,695,000           ENSCO International Inc. .............       38,773,125
  459,200           Nabors Industries, Inc.* .............       14,206,500
  910,300           Noble Drilling Corp.* ................       29,812,325
2,372,800           R&B Falcon Corp.* ....................       31,439,600
1,008,700           Rowan Companies, Inc.* ...............       21,876,181
1,238,856           Transocean Sedco Forex Inc. ..........       41,733,961
                                                             --------------
                                                                177,841,692
                                                             --------------
                    Discount Chains (3.8%)
1,122,000           Costco Wholesale Corp.* ..............      102,312,375
1,410,000           Dayton Hudson Corp. ..................      103,546,875
3,165,800           Wal-Mart Stores, Inc. ................      218,835,925
                                                             --------------
                                                                424,695,175
                                                             --------------
                    Diversified Commercial Services (0.2%)
  220,000           CheckFree Holdings Corp.* ............       22,990,000
                                                             --------------
                    Diversified Electronic Products (1.3%)
  120,000           Gemstar International Group Ltd.
                      (Virgin Islands)* ..................        8,535,000
  540,000           JDS Uniphase Corp.* ..................       87,075,000
  377,500           Koninklijke (Royal) Philips
                      Electronics NV (Netherlands) .......       51,258,082
                                                             --------------
                                                                146,868,082
                                                             --------------
                    Diversified Financial Services (2.1%)
  621,000           American Express Co.** ...............      103,241,250
   20,000           AXA Financial, Inc. ..................          677,500


   NUMBER OF
     SHARES                                                         VALUE
-----------------                                             ---------------
2,486,000           Citigroup Inc. .......................   $  138,128,375
                                                             --------------
                                                                242,047,125
                                                             --------------
                    Drugstore Chains (0.0%)
   37,500           CVS Corp. ............................        1,497,656
  100,000           Walgreen Co. .........................        2,925,000
                                                             --------------
                                                                  4,422,656
                                                             --------------
                    E.D.P. Peripherals (0.8%)
  100,000           EMC Corp.* ...........................       10,925,000
   50,000           Lexmark International Group, Inc.
                    (Class A)* ...........................        4,525,000
  544,000           Network Appliance, Inc.* .............       45,152,000
   76,990           QLogic Corp.* ........................       12,308,776
  450,000           Seagate Technology, Inc.* ............       20,953,125
                                                             --------------
                                                                 93,863,901
                                                             --------------
                    E.D.P. Services (0.9%)
  316,430           Amdocs Ltd.* .........................       10,916,835
1,100,000           BEA Systems, Inc.* ...................       77,000,000
  115,000           Razorfish, Inc.* .....................       10,925,000
                                                             --------------
                                                                 98,841,835
                                                             --------------
                    Electrical Products (0.0%)
   88,000           American Power Conversion
                      Corp.* .............................        2,315,500
                                                             --------------

                    Electronic Components (0.2%)
  195,000           E -Tek Dynamics, Inc.* ...............       26,178,750
   18,000           Rambus Inc.* .........................        1,212,750
                                                             --------------
                                                                 27,391,500
                                                             --------------
                    Electronic Data Processing (1.8%)
  210,000           Apple Computer, Inc.* ................       21,577,500
2,380,000           Sun Microsystems, Inc.* ..............      184,152,500
   60,000           Unisys Corp.* ........................        1,916,250
                                                             --------------
                                                                207,646,250
                                                             --------------
                    Electronic Production Equipment (1.5%)
  614,880           Applied Materials, Inc.* .............       77,859,180
  843,800           ASM Lithography Holding N.V.
                      (Netherlands)* .....................       95,243,925
                                                             --------------
                                                                173,103,105
                                                             --------------
                    Fluid Controls (0.2%)
  409,200           Parker-Hannifin Corp. ................       20,997,075
                                                             --------------
                    Food Distributors (0.0%)
   80,000           U.S. Foodservice* ....................        1,340,000
                                                             --------------
                    Forest Products (0.3%)
  575,000           Georgia-Pacific Corp. ................       29,181,250
                                                             --------------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Portfolio of Investments December 31, 1999, continued

   NUMBER OF
     SHARES                                                         VALUE
-----------------                                             ---------------
                 Generic Drugs (0.0%)
   40,000        Alpharma Inc. (Class A) ..................   $    1,230,000
   20,000        Watson Pharmaceuticals, Inc.* ............          716,250
                                                              --------------
                                                                   1,946,250
                                                              --------------
                 Hospital/Nursing Management (0.0%)
   20,000        Res-Care, Inc.* ..........................          253,750
                                                              --------------
                 Insurance Brokers/Services (0.1%)
  136,400        Marsh & McLennan Companies,
                   Inc. ...................................       13,051,775
                                                              --------------
                 Integrated Oil Companies (0.5%)
  600,000        Exxon Mobil Corp. ........................       48,337,500
  109,890        Kerr-McGee Corp. .........................        6,813,180
                                                              --------------
                                                                  55,150,680
                                                              --------------
                 International Banks (0.5%)
1,839,000        Fuji Bank, Ltd. (The) (Japan) ............       17,864,674
2,580,000        Sakura Bank, Ltd. (The) (Japan) ..........       14,941,890
1,715,000        Sumitomo Bank Ltd. (The)
                   (Japan) ................................       23,471,777
                                                              --------------
                                                                  56,278,341
                                                              --------------
                 Internet Services (10.9%)
  115,000        Akamai Technologies, Inc.* ...............       37,676,875
  270,000        Allaire Corp.* ...........................       39,504,375
1,280,000        America Online, Inc.* ....................       96,560,000
  300,000        Ariba, Inc.* .............................       53,100,000
  111,500        Art Technology Group, Inc.* ..............       14,501,969
  600,000        BroadVision, Inc.* .......................      102,037,500
  227,000        Calico Commerce, Inc.* ...................       12,002,625
  240,000        Inktomi Corp.* ...........................       21,270,000
   25,870        Internet Capital Group, Inc.* ............        4,386,582
  220,000        Kana Communications, Inc.* ...............       44,948,750
   55,000        Liberate Technologies, Inc.* .............       14,093,750
  565,000        Lycos, Inc.* .............................       44,952,812
  400,000        Portal Software, Inc.* ...................       41,000,000
  139,820        Preview Systems, Inc.* ...................        8,948,480
  270,000        RealNetworks, Inc.* ......................       32,484,375
  200,000        Scient Corp.* ............................       17,150,000
1,080,000        USWeb Corp.* .............................       47,992,500
1,330,000        VeriSign, Inc.* ..........................      254,196,250
  629,620        Vignette Corp.* ..........................      102,588,709
  540,000        Yahoo! Inc.* .............................      233,651,250
                                                              --------------
                                                               1,223,046,802
                                                              --------------
                 Investment Bankers/
                   Brokers/Services (2.4%)
1,175,000        Goldman Sachs Group,
                   Inc. (The) .............................      110,670,313
1,186,840        Lehman Brothers Holdings, Inc. ...........      100,510,513


   NUMBER OF
     SHARES                                                         VALUE
-----------------                                             ---------------
  425,100        Merrill Lynch & Co., Inc. ................   $   35,495,850
  606,500        Paine Webber Group, Inc. .................       23,539,781
                                                              --------------
                                                                 270,216,457
                                                              --------------
                 Investment Managers (0.0%)
   25,000        Amvescap PLC (United
                   Kingdom) ...............................          290,556
                                                              --------------
                 Major Banks (0.7%)
  985,000        Chase Manhattan Corp. (The) ..............       76,522,188
                                                              --------------
                 Major Pharmaceuticals (2.1%)
1,080,000        American Home Products Corp. .............       42,592,500
  570,975        Johnson & Johnson ........................       53,172,047
   12,000        Lilly (Eli) & Co. ........................          798,000
  510,000        Merck & Co., Inc.* .......................       34,201,875
   50,000        Pharmacia & Upjohn, Inc. .................        2,250,000
   20,000        Schering-Plough Corp. ....................          843,750
1,237,200        Warner-Lambert Co. .......................      101,373,075
                                                              --------------
                                                                 235,231,247
                                                              --------------
                 Major U.S. Telecommunications (0.4%)
  810,000        MCI WorldCom, Inc.* ......................       42,930,000
                                                              --------------
                 Marine Transportation (0.1%)
  228,700        Tidewater, Inc. ..........................        8,233,200
                                                              --------------

                 Media Conglomerates (1.2%)
  790,000        News Corporation Ltd. (The)
                   (ADR) (Australia) ......................       30,217,500
  604,000        Time Warner Inc. .........................       43,752,250
  980,000        Viacom, Inc. (Class B)* ..................       59,228,750
                                                              --------------
                                                                 133,198,500
                                                              --------------
                 Medical Specialties (0.0%)
   15,000        Biomet, Inc. .............................          599,063
   20,000        Minimed, Inc.* ...........................        1,465,000
                                                              --------------
                                                                   2,064,063
                                                              --------------
                 Mid-Sized Banks (0.3%)
   20,000        Fifth Third Bancorp ......................        1,466,250
  574,200        Northern Trust Corp. .....................       30,647,925
                                                              --------------
                                                                  32,114,175
                                                              --------------
                 Military/Gov't/Technical (1.0%)
   45,000        General Dynamics Corp. ...................        2,373,750
1,203,600        General Motors Corp. (Class H)* ..........      115,545,600
                                                              --------------
                                                                 117,919,350
                                                              --------------
                 Multi-Line Insurance (1.5%)
1,200,000        American International Group,
                   Inc. ...................................      129,750,000
  300,000        AXA (France)* ............................       41,760,816
                                                              --------------
                                                                 171,510,816
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Portfolio of Investments December 31, 1999, continued

   NUMBER OF
     SHARES                                                         VALUE
-----------------                                             ---------------
                    Multi-Sector Companies (1.9%)
1,360,000           General Electric Co.** ................   $  210,460,000
                                                              --------------
                    Newspapers (0.6%)
  420,000           New York Times Co. (The)
                      (Class A) ...........................       20,632,500
  840,000           Tribune Co. ...........................       46,252,500
                                                              --------------
                                                                  66,885,000
                                                              --------------
                    Oil & Gas Production (0.3%)
  559,750           Devon Energy Corp. ....................       18,401,781
  750,400           EOG Resources, Inc. ...................       13,178,900
                                                              --------------
                                                                  31,580,681
                                                              --------------
                    Oil/Gas Transmission (0.3%)
  851,600           Enron Corp. ...........................       37,789,750
                                                              --------------
                    Oilfield Services/Equipment (1.5%)
1,063,000           BJ Services Co.* ......................       44,446,688
  305,000           Cooper Cameron Corp.* .................       14,925,938
  203,300           Halliburton Co. .......................        8,182,825
  960,000           Schlumberger Ltd. .....................       54,000,000
  769,000           Smith International, Inc.* ............       38,209,688
  255,000           Weatherford International, Inc.* ......       10,184,063
                                                              --------------
                                                                 169,949,202
                                                              --------------
                    Other Consumer Services (0.4%)
  546,000           Preview Travel, lnc.* .................       28,460,250
  555,000           Ticketmaster Online-CitySearch,
                      Inc. (Series B)* ....................       21,332,813
                                                                --------------
                                                                  49,793,063
                                                              --------------
                    Other Metals/Minerals (0.0%)
    1,000           BRO-X Minerals Ltd. (Canada)* .........              484
                                                              --------------
                    Other Pharmaceuticals (0.0%)
   60,000           Elan Corp. PLC (ADR)
                      (Ireland)* ..........................        1,770,000
   14,000           Forest Laboratories, Inc.* ............          860,125
   30,000           Sepracor, Inc.* .......................        2,975,625
                                                              --------------
                                                                   5,605,750
                                                              --------------
                    Other Specialty Stores (0.1%)
  320,200           Zale Corp.* ...........................       15,489,675
                                                              --------------
                    Other Telecommunications (3.6%)
  620,000           Covad Communications Group,
                      Inc.* ...............................       34,487,500
    3,300           DDI Corp. (Japan) .....................       45,196,635
      635           Japan Telecom Co. Ltd. (Japan) ........       25,469,575
  162,000           KDD Corp. (Japan) .....................       22,441,010
  230,000           Mannesmann AG (Germany) ...............       55,404,493
    5,167           Nippon Telegraph & Telephone
                      Corp. (Japan) .......................       88,458,716

   NUMBER OF
     SHARES                                                         VALUE
-----------------                                             ---------------
  350,000           NTL Inc.* .............................   $   43,575,000
  116,900           PanAmSat Corp.* .......................        6,904,406
  920,000           Sonera Oyj (Finland) ..................       62,969,115
  175,500           Telefonos de Mexico S.A.
                      (Series L) (ADR) (Mexico) ...........       19,743,750
                                                              --------------
                                                                 404,650,200
                                                              --------------
                    Package Goods/Cosmetics (0.6%)
1,038,600           Colgate-Palmolive Co. .................       67,509,000
                                                              --------------
                    Paper (0.5%)
1,000,000           International Paper Co. ...............       56,437,500
                                                              --------------
                    Recreational Products/Toys (0.6%)
  811,250           Electronic Arts Inc.* .................       68,145,000
                                                              --------------
                    Semiconductors (1.6%)
  230,000           Broadcom Corp. (Class A)* .............       62,631,875
  870,000           Conexant Systems, Inc.* ...............       57,474,375
   76,000           Micron Technology, Inc.* ..............        5,909,000
  160,000           SDL, Inc.* ............................       34,880,000
  154,880           STMicroelectronics NV
                      (Netherlands) .......................       23,454,640
                                                              --------------
                                                                 184,349,890
                                                              --------------
                    Telecommunications Equipment (8.1%)
   10,000           Alcatel (ADR) (France) ................          450,000
  137,300           Alcatel (France) ......................       31,485,966
   50,000           AVT Corp.* ............................        2,350,000
  165,700           CIENA Corp.* ..........................        9,527,750
  515,000           Comverse Technology, Inc.* ............       74,514,063
1,090,000           Corning Inc. ..........................      140,541,875
2,091,031           Ericsson (L.M.)
                      Telefonaktiebolaqet (ADR)
                      (Sweden) ............................      137,223,909
  430,000           General Instrument Corp.* .............       36,550,000
   30,000           Gilat Satellite Networks Ltd.
                      (Israel)* ...........................        3,555,000
  821,700           Motorola, Inc. ........................      120,995,325
   12,300           Next Level Communications, Inc.........          921,731
  672,000           Nokia Corp. (ADR) (Finland) ...........      127,680,000
  657,300           Nortel Networks Corp. (Canada) ........       66,387,300
1,248,200           RF Micro Devices, Inc.* ...............       85,189,650
  907,100           Scientific-Atlanta, Inc. ..............       50,457,438
   70,000           Sycamore Networks, Inc.* ..............       21,253,750
                                                              --------------
                                                                 909,083,757
                                                              --------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $6,691,595,759).......   10,184,315,738
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Portfolio of Investments December 31, 1999, continued

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                     VALUE
-------------                                            ------------------
                SHORT-TERM INVESTMENTS (9.4%)
                U.S. GOVERNMENT AGENCIES (a) (9.4%)
$  300,000      Federal Home Loan Banks
                  5.65% due 01/07/00 .................   $   299,717,500
   456,000      Federal Home Loan Mortgage
                  Corp. 1.50% due 01/03/00 ...........       455,962,000
   300,000      Federal Home Loan Mortgage
                  Corp. 4.50% due 01/05/00 ...........       299,850,000
                                                         ---------------
                TOTAL U.S. GOVERNMENT AGENCIES
                  (Amortized cost $1,055,529,500).....     1,055,529,500
                                                         ---------------
                REPURCHASE AGREEMENT (0.0%)
     4,102      The Bank of New York 1.50%
                  due 01/03/00 (dated 12/31/99;
                  proceeds $4,102,270) (b)
                  (Identified Cost $4,101,758)........         4,101,758
                                                         ---------------
                TOTAL SHORT-TERM INVESTMENTS
                (Identified Cost $1,059,631,258)......     1,059,631,258
                                                         ---------------
TOTAL INVESTMENTS
(Identified Cost $7,751,227,017) (c).....       99.8%     11,243,946,996

OTHER ASSETS IN EXCESS OF

LIABILITIES .............................        0.2          16,954,955
                                               -----      --------------
NET ASSETS ..............................      100.0%    $11,260,901,951
                                               =====     ===============

--------------------------------

ADR  American Depository Receipt.

 *   Non-income producing security.

** Some or all of these securities are segregated in connection with open futures contracts.

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b) Collateralized by $2,877,085 U.S. Treasury Bond 11.25% due 02/15/15 valued at $4,187,057.

(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,562,116,867 and the aggregate gross unrealized depreciation is $69,396,888, resulting in net unrealized appreciation of $3,492,719,979.

FUTURES CONTRACT OPEN AT DECEMBER 31, 1999:

                 DESCRIPTION      UNDERLYING
NUMBER OF      DELIVERY MONTH    FACE AMOUNT       UNREALIZED
CONTRACTS         AND YEAR         AT VALUE           LOSS
----------------------------------------------------------------
              S&P 500 Futures
  (1,441)        March/2000    $534,683,050    $(23,185,862)


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1999:

  CONTRACTS TO          IN         DELIVERY    UNREALIZED
    DELIVER        EXCHANGE FOR      DATE     DEPRECIATION
----------------------------------------------------------------
$      5,131     JPY   523,315    01/04/00       $(11)
EUR    6,531     $      6,563     01/03/00         (5)
EUR    8,089     $      8,129     01/03/00         (6)
                                                 -------
    Total unrealized depreciation ........       $(22)
                                                 ======

Currency Abbreviations:
-----------------------
EUR        Euro.
JPY        Japanese Yen.



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999


ASSETS:
Investments in securities, at value
  (identified cost $7,751,227,017).................................    $11,243,946,996
Receivable for :
   Shares of beneficial interest sold .............................         26,105,106
   Investments sold ...............................................         12,190,039
   Dividends ......................................................          1,739,488
   Foreign withholding taxes reclaimed ............................            424,501
Prepaid expenses and other assets .................................            198,415
                                                                       ---------------
   TOTAL ASSETS ...................................................     11,284,604,545
                                                                       ---------------
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased ......................          8,762,077
   Plan of distribution fee .......................................          5,665,896
   Investment management fee ......................................          3,988,712
   Investments purchased ..........................................          2,938,782
   Variation margin on futures contracts ..........................          1,224,850
Accrued expenses and other payables ...............................          1,122,277
                                                                       ---------------
   TOTAL LIABILITIES ..............................................         23,702,594
                                                                       ---------------
   NET ASSETS .....................................................    $11,260,901,951
                                                                       ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $ 7,735,522,881
Net unrealized appreciation .......................................      3,469,516,027
Accumulated net investment loss ...................................            (46,524)
Accumulated undistributed net realized gain .......................         55,909,567
                                                                       ---------------
   NET ASSETS .....................................................    $11,260,901,951
                                                                       ===============
CLASS A SHARES:
Net Assets ........................................................       $306,542,241
Shares Outstanding (unlimited authorized, $.01 par value) .........          7,071,772
   NET ASSET VALUE PER SHARE ......................................             $43.35
                                                                                ======
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value) ..............             $45.75
                                                                                ======
CLASS B SHARES:
Net Assets ........................................................    $10,388,725,776
Shares Outstanding (unlimited authorized, $.01 par value) .........        243,677,256
   NET ASSET VALUE PER SHARE ......................................             $42.63
                                                                                ======
CLASS C SHARES:
Net Assets ........................................................       $245,942,431
Shares Outstanding (unlimited authorized, $.01 par value) .........          5,806,934
   NET ASSET VALUE PER SHARE ......................................             $42.35
                                                                                ======
CLASS D SHARES:
Net Assets ........................................................       $319,691,503
Shares Outstanding (unlimited authorized, $.01 par value) .........          7,322,430
   NET ASSET VALUE PER SHARE ......................................             $43.66
                                                                                ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended December 31, 1999


NET INVESTMENT LOSS:
INCOME
Interest .............................................................    $   44,021,858
Dividends (net of $910,107 foreign withholding tax)...................        42,744,595
                                                                          --------------
   TOTAL INCOME ......................................................        86,766,453
                                                                          --------------
EXPENSES
Plan of distribution fee (Class A shares) ............................           405,293
Plan of distribution fee (Class B shares) ............................        55,393,868
Plan of distribution fee (Class C shares) ............................         1,370,461
Investment management fee ............................................        36,774,969
Transfer agent fees and expenses .....................................         7,411,636
Registration fees ....................................................         1,080,338
Custodian fees .......................................................           742,794
Shareholder reports and notices ......................................           494,559
Professional fees ....................................................            99,903
Trustees' fees and expenses ..........................................            18,631
Other ................................................................            66,054
                                                                          --------------
   TOTAL EXPENSES ....................................................       103,858,506
                                                                          --------------
   NET INVESTMENT LOSS ...............................................       (17,092,053)
                                                                          --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
   Investments .......................................................     1,123,629,036
   Futures contracts .................................................       (81,278,967)
   Foreign exchange transactions .....................................            (3,160)
                                                                          --------------
   NET GAIN ..........................................................     1,042,346,909
                                                                          --------------
Net change in unrealized appreciation/depreciation on:
   Investments .......................................................     2,370,924,746
   Futures contracts .................................................       (23,185,862)
   Translation of forward foreign currency contracts, other assets and
     liabilities denominated in foreign currencies ...................           (41,395)
                                                                          --------------
   NET APPRECIATION ..................................................     2,347,697,489
                                                                          --------------
   NET GAIN ..........................................................     3,390,044,398
                                                                          --------------
NET INCREASE .........................................................    $3,372,952,345
                                                                          ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          DECEMBER 31, 1999     DECEMBER 31, 1998
                                                         -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................   $   (17,092,053)       $   (4,067,589)
Net realized gain ....................................     1,042,346,909           821,025,139
Net change in unrealized appreciation ................     2,347,697,489           554,978,703
                                                         ---------------        --------------
   NET INCREASE ......................................     3,372,952,345         1,371,936,253
                                                         ---------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................       (28,551,583)          (13,723,199)
Class B shares .......................................    (1,024,566,187)         (795,828,381)
Class C shares .......................................       (22,478,831)           (7,103,483)
Class D shares .......................................       (28,966,000)          (17,168,974)
                                                         ---------------        --------------
   TOTAL DISTRIBUTIONS ...............................    (1,104,562,601)         (833,824,037)
                                                         ---------------        --------------
Net increase from transactions in shares of beneficial
  interest ...........................................     2,929,254,218         1,369,254,273
                                                         ---------------        --------------
   NET INCREASE ......................................     5,197,643,962         1,907,366,489

NET ASSETS:
Beginning of period ..................................     6,063,257,989         4,155,891,500
                                                         ---------------        --------------
   END OF PERIOD
   (Including accumulated net investment losses of
   $46,524 and $44,936, respectively).................   $11,260,901,951        $6,063,257,989
                                                         ===============        ==============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Notes to Financial Statements December 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter American Opportunities Fund (the "Fund"), formerly Morgan Stanley Dean Witter American Value Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Notes to Financial Statements December 31, 1999, continued

securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realized a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Notes to Financial Statements December 31, 1999, continued

losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of daily net assets in excess of $4.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Notes to Financial Statements December 31, 1999, continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $126,611,964 at December 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Notes to Financial Statements December 31, 1999, continued

not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 1.0%, respectively.

The Distributor has informed the Fund that for year ended December 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $11,280, $7,677,253 and $114,042, respectively and received $1,205,689 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1999, aggregated $27,328,588,646 and $26,700,710,922, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $328,798,688 and $327,377,156, respectively.

For the year ended December 31, 1999, the Fund incurred $881,953 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

For the year ended December 31, 1999, the Fund incurred brokerage commissions of $5,118,224 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $74,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,000. At December 31, 1999, the Fund had an accrued pension liability of $46,485 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Notes to Financial Statements December 31, 1999, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                 FOR THE YEAR                        FOR THE YEAR
                                                                     ENDED                               ENDED
                                                               DECEMBER 31, 1999                   DECEMBER 31, 1998
                                                      ----------------------------------- -----------------------------------
                                                           SHARES            AMOUNT             SHARES            AMOUNT
                                                      --------------- -------------------  ---------------- ------------------
CLASS A SHARES
Sold ................................................     4,338,198    $    158,802,903         3,040,045     $   98,844,494
Reinvestment of distributions .......................       717,347          27,977,919           442,608         13,534,616
Shares issued in connection with the acquisition of
 Morgan Stanley Dean Witter Capital Appreciation
 Fund ...............................................        21,302             761,171                 -                  -
Redeemed ............................................    (1,529,947)        (56,507,414)         (493,155)       (16,123,421)
                                                         ----------    ----------------         ---------     --------------
Net increase - Class A ..............................     3,546,900         131,034,579         2,989,498         96,255,689
                                                         ----------    ----------------         ---------     --------------
CLASS B SHARES
Sold ................................................    71,285,499       2,582,385,467        41,693,951      1,350,536,686
Reinvestment of distributions .......................    25,191,185         963,793,541        24,515,681        750,904,568
Shares issued in connection with the acquisition of
 Morgan Stanley Dean Witter Capital Appreciation
 Fund ...............................................     6,039,569         213,444,830                 -                  -
Redeemed ............................................   (33,894,354)     (1,228,290,302)      (29,339,840)      (949,807,859)
                                                        -----------    ----------------       -----------     --------------
Net increase - Class B ..............................    68,621,899       2,531,333,536        36,869,792      1,151,633,395
                                                        -----------    ----------------       -----------     --------------
CLASS C SHARES
Sold ................................................     4,261,820         153,567,595         1,645,951         53,383,964
Reinvestment of distributions .......................       568,229          21,693,093           225,932          6,841,485
Shares issued in connection with the acquisition of
 Morgan Stanley Dean Witter Capital Appreciation
 Fund ...............................................        35,974           1,266,865                 -                  -
Redeemed ............................................      (918,072)        (33,332,226)         (426,767)       (13,856,699)
                                                        -----------    ----------------       -----------     --------------
Net increase - Class C ..............................     3,947,951         143,195,327         1,445,116         46,368,750
                                                        -----------    ----------------       -----------     --------------
CLASS D SHARES
Sold ................................................     4,457,365         166,990,004         1,603,145         52,338,697
Reinvestment of distributions .......................       706,696          27,710,295           512,115         15,767,494
Shares issued in connection with the acquisition of
 Morgan Stanley Dean Witter Capital Appreciation
 Fund ...............................................         3,051             109,510                 -                  -
Shares issued in connection with the acquisition of
 Dean Witter Retirement Series - American Value .....             -                   -         1,423,395         44,485,158
Redeemed ............................................    (1,898,576)        (71,119,033)       (1,164,596)       (37,594,910)
                                                        -----------    ----------------       -----------     --------------
Net increase - Class D ..............................     3,268,536         123,690,776         2,374,059         74,996,439
                                                        -----------    ----------------       -----------     --------------
Net increase in Fund ................................    79,385,286    $  2,929,254,218        43,678,465     $1,369,254,273
                                                        ===========    ================       ===========     ==============

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Notes to Financial Statements December 31, 1999, continued

6. FEDERAL INCOME TAX STATUS

As of December 31, 1999, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open futures contracts and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged $17,094,799, paid-in-capital was credited $276 and accumulated net investment loss was credited $17,094,523. .

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 1999, the Fund had outstanding futures contracts and forward contracts.

8. ACQUISITION OF DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE SERIES

On September 11, 1998, the Fund acquired all the net assets of Dean Witter Retirement Series - American Value Series ("Retirement American") pursuant to a plan of reorganization approved by the shareholders of Retirement American on August 19, 1998. The acquisition was accomplished by a tax-free exchange of 1,423,395 Class D shares of the Fund at a net asset value of $31.24 per share for 3,765,186 shares of Retirement American. The net assets of the Fund and Retirement American immediately before the acquisition were $4,748,265,432, and $44,485,158, respectively, including unrealized appreciation of $3,189,940 for Retirement American. Immediately after the acquisition, the combined assets of the Fund amounted to $4,792,750,590.

9. ACQUISITION OF MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND

On March 12, 1999, the Fund acquired all the net assets of Morgan Stanley Dean Witter Capital Appreciation ("Capital Appreciation") pursuant to a plan of reorganization approved by the shareholders

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Notes to Financial Statements December 31, 1999, continued

of Capital Appreciation on October 29, 1998. The acquisition was accomplished by a tax-free exchange of 21,302 Class A shares of the Fund at a net asset value of $35.74 per share for 60,567 Class A shares of Capital Appreciation; 6,039,569 Class B shares of the Fund at a net asset value of $35.35 per share for 17,217,642 Class B shares of Capital Appreciation; 35,974 Class C shares of the Fund at a net asset value of $35.22 per share for 102,177 Class C shares of Capital Appreciation; and 3,051 Class D shares of the Fund at a net asset value of $35.90 per share for 8,685 Class D shares of Capital Appreciation. The net assets of the Fund and Capital Appreciation immediately before the acquisition were $7,027,067,112 and $215,582,364, respectively, including unrealized appreciation of $42,624,304 for Capital Appreciation. Immediately after the acquisition, the combined assets of the Fund amounted to $7,242,649,476.

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                    FOR THE PERIOD
                                                          FOR THE YEAR          FOR THE YEAR        JULY 28, 1997*
                                                             ENDED                 ENDED                THROUGH
                                                       DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                      -------------------   -------------------   ------------------
CLASS A SHARES #

SELECTED PER SHARE DATA:

Net asset value, beginning of period ..............          $33.16                $29.59               $31.87
                                                             ------                ------               ------
Income from investment operations:

 Net investment income ............................            0.10                  0.15                 0.05
 Net realized and unrealized gain .................           14.80                  8.71                 2.32
                                                             ------                ------               ------
Total income from investment operations ...........           14.90                  8.86                 2.37
                                                             ------                ------               ------
Less distributions from net realized gain .........           (4.71)                (5.29)               (4.65)
                                                             ------                ------               ------
Net asset value, end of period ....................          $43.35                $33.16               $29.59
                                                             ======                ======               ======
TOTAL RETURN+ .....................................           46.94%                31.78%                7.70%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................            0.81%(3)              0.86%(3)             0.92%(2)
Net investment income .............................            0.28%(3)              0.43%(3)             0.38%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $306,542              $116,894             $ 15,844
Portfolio turnover rate ...........................             378%                  321%                 275%

-------------
*    The date shares were first issued.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Financial Highlights, continued


                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------------
                                                         1999#             1998#         1997*#           1996          1995
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............       $32.85            $29.51         $27.01          $27.16        $21.21
                                                        ------            ------         ------          ------        ------
Income (loss) from investment operations:
 Net investment income (loss) ...................        (0.09)            (0.03)         (0.10)          (0.08)         0.01
 Net realized and unrealized gain ...............        14.58              8.66           8.34            2.86          8.87
                                                        ------            ------         ------          ------        ------
Total income from investment operations .........        14.49              8.63           8.24            2.78          8.88
                                                        ------            ------         ------          ------        ------
Less dividends and distributions from:
 Net investment income ..........................            -                -              -            (0.01)            -
 Net realized gain ..............................        (4.71)            (5.29)         (5.74)          (2.92)        (2.93)
                                                        ------            ------         ------          ------        ------
Total dividends and distributions ...............        (4.71)            (5.29)         (5.74)          (2.93)        (2.93)
                                                        ------            ------         ------          ------        ------
Net asset value, end of period ..................       $42.63            $32.85         $29.51          $27.01        $27.16
                                                        ======            ======         ======          ======        ======
TOTAL RETURN+ ...................................        46.12 %           31.07 %        31.55 %         10.53 %       42.20%

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................         1.33 %(1)         1.39 %(1)      1.46 %          1.53 %        1.61%
Net investment income (loss) ....................        (0.24)%(1)        (0.10)%(1)     (0.34)%         (0.33)%        0.06%

SUPPLEMENTAL DATA:
Net assets, end of period, in millions ..........      $10,389            $5,750         $4,078          $3,099        $2,389
Portfolio turnover rate .........................          378 %             321 %          275 %           279 %         256%

--------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
# The per share amount were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Financial Highlights, continued


                                                                                                    FOR THE PERIOD
                                                          FOR THE YEAR          FOR THE YEAR        JULY 28, 1997*
                                                             ENDED                 ENDED                THROUGH
                                                       DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                      -------------------   -------------------   ------------------
CLASS C SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............          $32.74               $29.49                $31.87
                                                             ------               ------                ------
Income (loss) from investment operations:
 Net investment loss ..............................           (0.18)               (0.10)                (0.05)
 Net realized and unrealized gain .................           14.50                 8.64                  2.32
                                                             ------               ------                ------
Total income from investment operations ...........           14.32                 8.54                  2.27
                                                             ------               ------                ------
Less distributions from net realized gain .........           (4.71)               (5.29)                (4.65)
                                                             ------               ------                ------
Net asset value, end of period ....................          $42.35               $32.74                $29.49
                                                             ======               ======                ======
TOTAL RETURN+ .....................................           45.75 %              30.78 %                7.39 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................            1.59 %(3)            1.61 %(3)             1.66 %(2)
Net investment loss ...............................           (0.50)%(3)           (0.32)%(3)            (0.36)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $245,942              $60,861               $12,204
Portfolio turnover rate ...........................             378 %                321 %                 275 %

--------------
*    The date shares were first issued.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Financial Highlights, continued


                                                                                                    FOR THE PERIOD
                                                          FOR THE YEAR          FOR THE YEAR        JULY 28, 1997*
                                                             ENDED                 ENDED                THROUGH
                                                       DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                      -------------------   -------------------   ------------------
CLASS D SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............          $33.31                $29.63               $31.87
                                                             ------                ------               ------
Income from investment operations:
 Net investment income ............................            0.18                  0.24                 0.07
 Net realized and unrealized gain .................           14.88                  8.73                 2.34
                                                             ------                ------               ------
Total income from investment operations ...........           15.06                  8.97                 2.41
                                                             ------                ------               ------
Less distributions from net realized gain .........           (4.71)                (5.29)               (4.65)
                                                             ------                ------               ------
Net asset value, end of period ....................          $43.66                $33.31               $29.63
                                                             ======                ======               ======
TOTAL RETURN+ .....................................           47.22%                32.12%                7.83%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................            0.59%(3)              0.61%(3)             0.64%(2)
Net investment income .............................            0.50%(3)              0.68%(3)             0.50%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $319,692              $135,022              $49,772
Portfolio turnover rate ...........................             378%                  321%                 275%

--------------
* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND
Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER AMERICAN OPPORTUNITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter American Opportunities Fund (the "Fund"), formerly Morgan Stanley Dean Witter American Value Fund, at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 2000



                      1999 FEDERAL TAX NOTICE (unaudited)

      During the year ended December 31, 1999, the Fund paid to its shareholders $0.81 per share from long-term capital gains. For such period, 3.74% of the ordinary dividends paid qualified for the dividends received deduction available to corporations.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Anita H. Kolleeny
Vice President

Michelle Kaufman
Assistant Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.



MORGAN STANLEY
DEAN WITTER
AMERICAN
OPPORTUNITIES
FUND

[GRAPHIC OMITTED]

ANNUAL REPORT
DECEMBER 31, 1999